Exhibit 10.21

Execution Version

NINTH AMENDMENT TO AMENDED AND

RESTATED SENIOR REVOLVING CREDIT AGREEMENT

AMONG

ROSETTA RESOURCES INC.,
as Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

AND

THE LENDERS SIGNATORY HERETO

EFFECTIVE AS OF FEBRUARY 18, 2015

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NINTH AMENDMENT TO
AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT

This NINTH AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “Amendment”), executed effective as of February 18, 2015 (the “Amendment Effective Date”) is among ROSETTA RESOURCES INC., a corporation formed under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), each of the Lenders that is a signatory hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

R E C I T A L S:

A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Revolving Credit Agreement dated as of April 9, 2009 (as amended, modified or supplemented to date, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.The Borrower has requested and the Administrative Agent and each of the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Amendment refer to the Credit Agreement.

Section 2.Amendments to Credit Agreement.

2.1Amendments to Section 1.02.  The following definitions are hereby added or amended and restated in their entirety as follows:

“‘Agreement’ means this Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment dated as of October 1, 2009, the Second Amendment dated as of April 5, 2010, the Third Amendment dated as of December 2, 2010, the Fourth Amendment dated as of May 10, 2011, the Resignation, Consent and Appointment Agreement dated as of April 20, 2012, the Fifth Amendment dated as of April 25, 2012, the Sixth Amendment dated as of April 12, 2013, the Seventh Amendment dated as of July 30, 2013, the Eighth Amendment dated as of April 2, 2014 and the Ninth Amendment dated as of February 18, 2015, as the same may from time to time be further amended, modified, supplemented or restated.

‘Guarantors’ means, collectively:

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•	Rosetta Resources Operating LP;
•	Rosetta Resources Offshore, LLC;
•	Rosetta Resources Operating GP, LLC;
•	Rosetta Resources Holdings, LLC;
•	Rosetta Resources Michigan Limited Partnership (formerly Rosetta Resources Gathering LP); and
•	each Subsidiary that guarantees the Indebtedness pursuant to Section 8.14(b).

‘Interest Expense’ means, for any period, the sum (determined without duplication) of the aggregate gross interest expense of the Borrower and the Consolidated Restricted Subsidiaries for such period, (1) including (a) all cash dividends paid on the Borrower’s preferred Equity Interests, (b) interest expense under GAAP, (c) capitalized interest and (d) the portion of any payments or accruals under Capital Leases allocable to interest expense, plus the portion of any payments or accruals under Synthetic Leases allocable to interest expense whether or not the same constitutes interest expense under GAAP, but (2) excluding the amortization of up to $3,000,000 of fees and expenses related to the issuance of Senior Notes.

‘Loan Documents’ means this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

‘Ninth Amendment Effective Date’ means February 18, 2015.

‘Total Senior Secured Debt’ means Total Debt minus the portion of Total Debt that is not secured by a Lien on any assets of the Borrower and the Consolidated Restricted Subsidiaries.”

2.2Amendments to Section 1.02.  The following definition is hereby deleted in its entirety: “Intercreditor Agreement”.

2.3Amendment to Section 9.01(a).  Section 9.01(a) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(a) Ratio of Total Senior Secured Debt to EBITDAX.  The Borrower will not, at any time, permit its ratio of Total Senior Secured Debt as of such time to EBITDAX for the period of four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available to be greater than 2.5 to 1.0.”

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2.4Amendment to Section 9.01.  Section 9.01 is hereby amended by adding the  following as a new Section 9.01(c) at the end thereof:

“(c)Interest Coverage Ratio.  The Borrower will not, as of the last day of any fiscal quarter, permit its ratio of (i) EBITDAX for the period of four fiscal quarters then ending to (ii) Interest Expense for such period to be less than 2.5 to 1.0.”

2.5Amendment to Section 9.02(g).  Section 9.02(g) is hereby amended by deleting such Section in its entirety and replacing it with “[Reserved].”

2.6Amendment to Section 9.02(i).   Section 9.02(i) is hereby amended by (i) deleting the “and” prior to clause (vi) thereof and replacing it with “, “ and (ii) adding the following as a new clause (vii) thereof immediately preceding the “.” at the end of such Section:

“ and (vii) the aggregate amount of Debt incurred pursuant to this Section 9.02(i) after the Ninth Amendment Effective Date, in excess of the principal amount of Senior Notes repaid or prepaid contemporaneously with the issuance of such incurrence shall not exceed $600,000,000”.

2.7Amendment to Section 9.03(e).  Section 9.03(e) is hereby amended by deleting such Section in its entirety and replacing it with “[Reserved].”.

2.8Amendment to Section 9.04(b).  Section 9.04(b) is hereby amended by deleting such Section in its entirety and replacing it with “[Reserved].”.

2.9Amendment to Section 10.01(m).  Section 10.01(m) is hereby amended by deleting such Section in its entirety and replacing it with “[Reserved].”

2.10Amendment to Section 11.08(b).  Section 11.08(b) is hereby amended by deleting the following words from the second sentence of such Section: “the Second Lien Term Notes,”.

Section 3.Conditions Precedent.  The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

3.1Execution of Amendment.  The Administrative Agent shall have received from the Borrower, the Guarantors and Lenders constituting the Majority Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each such Person.

3.2Payment of Fees and Outstanding Invoices.  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

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3.3No Default.  No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date.

3.4Other Documents.  The Administrative Agent shall have received any other document it reasonably requests.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

Section 4.Representations and Warranties; Etc.  The Borrower and each of the Guarantors hereby affirm: (a) that as of the date of execution and delivery of this Amendment, all of the representations and warranties contained in each Loan Document to which the Borrower and Guarantors are a party are true and correct in all material respects as though made on and as of the Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that, after giving effect to this Amendment and to the transactions contemplated hereby, no Defaults or Events of Default exist under the Loan Documents or will exist under the Loan Documents.

Section 5.Miscellaneous.

5.1Confirmation.  The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment.

5.2Ratification and Affirmation of Borrower and Guarantors.  Each of the Guarantors and the Borrower hereby expressly (i) acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3No Waiver.  Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents (collectively “Other Violations”).  Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (b) except as set forth in this Amendment, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

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5.4Loan Document.  This Amendment is a Loan Document.

5.5Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

5.6No Oral Agreement.  This written Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

5.7Governing Law.  This Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the state of New York.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER: ROSETTA RESOURCES INC.

By: /s/ John E. Hagale

John E. Hagale

Executive Vice President and Chief Financial Officer

GUARANTORS:ROSETTA RESOURCES OFFSHORE, LLC,

ROSETTA RESOURCES HOLDINGS, LLC,

ROSETTA RESOURCES OPERATING LP,

By:	Rosetta Resources Operating GP, LLC,
its general partner

ROSETTA RESOURCES MICHIGAN LIMITED PARTNERSHIP (FORMERLY ROSETTA RESOURCES GATHERING LP),

By:Rosetta Resources Operating LP,

its general partner,

By:	Rosetta Resources Operating GP, LLC,
its general partner

AND

ROSETTA RESOURCES OPERATING GP, LLC,

By: /s/ John E. Hagale

John E. Hagale

Executive Vice President and Chief Financial Officer

Signature Page to Amendment

Rosetta Resources Inc.

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ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Lila Jordan

Name: Lila Jordan

Title: Managing Director

Signature Page to Amendment

Rosetta Resources Inc.

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LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Lila Jordan

Name: Lila Jordan

Title: Managing Director

Signature Page to Amendment

Rosetta Resources Inc.

LENDER:BANK OF MONTREAL

By: /s/ Melissa Guzmann

Name: Melissa Guzmann

Title: Vice President

Signature Page to Amendment

Rosetta Resources Inc.

LENDER:COMPASS BANK

By: /s/ Les Werme

Name: Les Werme

Title: Vice President

Signature Page to Amendment

Rosetta Resources Inc.

LENDER:JPMORGAN CHASE BANK, N.A.

By: /s/ Traci Bankston

Name: Traci Bankston

Title: Authorized Officer

Signature Page to Amendment

Rosetta Resources Inc.

LENDER:MUFG UNION BANK, N.A.

F/K/A UNION BANK, N.A.

By: /s/ Stacy Goldstein

Name: Stacy Goldstein

Title: Vice President

Signature Page to Amendment

Rosetta Resources Inc.

LENDER:BANK OF AMERICA, N.A.

By: /s/ Joseph Scott

Name: Joseph Scott

Title: Managing Director

Signature Page to Amendment

Rosetta Resources Inc.

LENDER:COMERICA BANK

By: /s/ Jeff Treadway

Name: Jeff Treadway

Title: Senior Vice President

Signature Page to Amendment

Rosetta Resources Inc.

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ Nupur Kumar

Name: Nupur Kumar

Title: Authorized Signatory

By: /s/Karim Rahimtoola

Name: Karim Rahimtoola

Title: Authorized Signatory

Signature Page to Amendment

Rosetta Resources Inc.

LENDER:THE ROYAL BANK OF CANADA

By: /s/ Kristan Spivey

Name: Kristan Spivey

Title:  Authorized Signatory

Signature Page to Amendment

Rosetta Resources Inc.

LENDER:U.S. BANK NATIONAL ASSOCIATION

By: /s/ Nicholas T. Hanford

Name: Nicholas T. Hanford

Title: Vice President

Signature Page to Amendment

Rosetta Resources Inc.

LENDER:	FROST BANK (f/k/a THE FROST NATIONAL BANK)

By: /s/ Lane Dodds

Name: Lane Dodds

Title: Sr. Vice President

Signature Page to Amendment

Rosetta Resources Inc.

LENDER:CITIBANK, N.A.

By: /s/ Phil Ballard

Name: Phil Ballard

Title: Vice President

Signature Page to Amendment

Rosetta Resources Inc.

LENDER:MORGAN STANLEY BANK, N.A.

By: /s/ Christopher Winthrop

Name: Christopher Winthrop

Title: Authorized Signatory

Signature Page to Amendment

Rosetta Resources Inc.

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